UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 20, 2019

CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15903	72-1100013
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 300
Houston, Texas		77079
(Address of Principal Executive Offices)		(Zip Code)

(281) 921-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CRR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to Amended and Restated Credit Agreement

On June 20, 2019, CARBO Ceramics Inc. (the “Company”) entered into a Second Amendment to Amended and Restated Credit Agreement and Joinder (the “Credit Agreement Amendment”) with the Company, as borrower, the guarantors party thereto, the lenders party thereto, and Wilks Brothers, LLC (“Wilks”), as administrative agent, which amends that certain Amended and Restated Credit Agreement, dated as of March 2, 2017, to, among other things, permit the Company to reborrow the Prepayment Amount (as defined in the Credit Agreement Amendment) as an incremental term loan tranche and join Equify Financial LLC as a new lender to the existing term loan facility.

Amendment to Stockholder Agreement

In connection with its entry into the Credit Agreement Amendment, the Company entered into a First Amendment to Stockholder Agreement (the “Stockholder Agreement Amendment”), dated as of June 20, 2019, with Wilks, which amends the letter stockholder agreement (as amended, the “Stockholder Agreement”), dated as of March 2, 2017, by and among the Company, Wilks, and certain directors and officers of the Company.

The Stockholders Agreement Amendment, among other things, provides that Wilks has the right to designate for nomination for election to the Board of Directors of the Company (the “Board”) (i) two directors so long as Wilks and its affiliates beneficially own at least 25% of the outstanding shares of capital stock of the Company entitled to vote on the appointment or removal of directors (“Voting Securities”) and (ii) one director so long as Wilks and its affiliates beneficially own at least 5% of the outstanding Voting Securities.

Amendment to Warrant

In connection with its entry into the Credit Agreement Amendment, the Company entered into Amendment No. 1 to Warrant (the “Warrant Amendment”), dated as of June 20, 2019, with Wilks, which amends the Warrant issued by the Company to Wilks on March 2, 2017 (as amended, the “Warrant”), that entitles the holder thereof to purchase for cash up to 523,022 shares of the Company’s common stock upon its exercise. The Warrant Amendment revises the exercise price of the Warrant to $4.00 per share and extends its expiration date to 11:59 p.m., New York City time, on December 31, 2024.

The foregoing summary of the Credit Agreement Amendment, Stockholder Agreement Amendment and Warrant Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are attached to this Current Report on Form 8-K (this “Current Report”) as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated in their entirety into this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On June 20, 2019, in accordance with the Stockholder Agreement, the Board increased the size of the Board from six (6) directors to seven (7) directors and appointed Justin H. Wilks to fill the newly created vacancy and serve as a director of the Company. Mr. Wilks’ term commenced on June 20, 2019 and expires at the Annual Meeting of the stockholders of the Company in 2020 (the “Annual Meeting”).

Mr. Wilks was designated for appointment by Wilks pursuant to its designation rights under the Stockholder Agreement. There are no arrangements or understandings between Mr. Wilks and any other person pursuant to which he was selected as a director other than the provisions of the Stockholder Agreement relating to the appointment of directors, and Mr. Wilks is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K. The biographical information for Mr. Wilks is included below.

Justin H. Wilks (Age 41)

Justin Wilks currently serves as Chief Executive Officer at Equify, LLC, an industrial asset-based lending, risk, and auction company, and Chief Executive Officer of Alpine Silica, an in-basin natural sand provider to the oil & gas industry.  Since 2012, Mr. Wilks has also served as Senior Vice President of Wilks Brothers, LLC, a multi-billion dollar single family office located in Cisco, Texas.   Mr. Wilks has spent his entire professional career managing and building businesses in the construction, logistics, transportation, oil & gas, mining and finance industries.   Mr. Wilks previously served as President of Wilks Masonry Corporation from 2005 to 2010; Senior Vice President of Logistics at FTS International, Inc., from 2010 to 2012; and President of Vertex Solutions, a wholly-owned subsidiary of Frac Tech Services, LLC, from 2010 to 2012.

Item 7.01. Regulation FD Disclosure.

On June 20, 2019, the Company issued a press release announcing, among other things, the entry into the Credit Agreement Amendment, Warrant Amendment and Stockholder Agreement Amendment. A copy of the press release is filed as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Pursuant to General Instruction B.2 of Form 8-K, the following exhibits are furnished with this Form 8-K.

10.1

Second Amendment to Amended and Restated Credit Agreement and Joinder, dated as of June 20, 2019, by and among CARBO Ceramics Inc., the guarantors party thereto, the lenders party thereto, and Wilks Brothers, LLC, as administrative agent.

10.2	First Amendment to Stockholder Agreement, dated as of June 20, 2019, by and between CARBO Ceramics Inc. and Wilks Brothers, LLC.
10.3	Amendment No. 1 to Warrant, dated as of June 20, 2019, by and between CARBO Ceramics Inc. and Wilks Brothers, LLC.
99.1	Press Release, dated June 20, 2019.

EXHIBIT INDEX

Exhibit No.	Description
10.1

Second Amendment to Amended and Restated Credit Agreement and Joinder, dated as of June 20, 2019, by and among CARBO Ceramics Inc., the guarantors party thereto, the lenders party thereto, and Wilks Brothers, LLC, as administrative agent.

10.2	First Amendment to Stockholder Agreement, dated as of June 20, 2019, by and between CARBO Ceramics Inc. and Wilks Brothers, LLC.
10.3	Amendment No. 1 to Warrant, dated as of June 20, 2019, by and between CARBO Ceramics Inc. and Wilks Brothers, LLC.
99.1	Press Release, dated June 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.
Date: June 20, 2019
	By:	/s/ Robert J. Willette
Robert J. Willette
Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer